Exhibit 99.2

EARNINGS PRESENTATION SECOND QUARTER 2024

NASDAQ: USCB USCB FINANCIAL HOLDINGS U.S.

CENTURY BANK

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” and “intend,”, the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward

-looking statements include, but are not limited to, statements related to our projected growth, anticipated future financial performance,

and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events,

or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations;

our ability to successfully manage interest rate risk, credit risk,

liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred

tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which
we are subject, including the laws for each jurisdiction where we operate;

adverse changes or conditions in the capital and financial markets,

including actual or potential stresses in the banking industry;

deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic,

depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock;

our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions;

inflation, interest rate, unemployment rate, and market and monetary fluctuations; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including,

but not limited to, client, employee, or third-party fraud and cybersecurity-breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange

Commission (“SEC”). All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore,

you are cautioned not to place undue reliance on any forward-
looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events

or circumstances occurring after the date on which the statements are made or to reflect the occurrence of unanticipated events,

unless required to do so under the federal securities laws. You should also review the risk factors described in the reports USCB

Financial Holdings, Inc. filed or will file with the SEC. Non-GAAP

Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management

has included these non-GAAP financial measures because

it believes these measures may provide useful supplemental information for evaluating the Company’s expectations and underlying

performance trends. Further, management uses these measures

in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance.

Operating performance measures should be viewed in addition

to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparab

le to non-GAAP measures that may be presented by other companies.

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation

Tables’ included in this presentation. All numbers

included in this presentation are unaudited unless otherwise noted.

2

Q2 2024 HIGHLIGHTS GROWTH Average deposits increased

by $211.4 million or 11.3% compared to the second quarter

2023. Average loans increased $259.2 million or 16.5% compared to the second quarter 2023. Liquidity sources as of June 30, 2024,

totaled $615 million in on-balance sheet and off-balance

sheet sources. Tangible book value per common share (a non-GAAP measure) (1) was $10.24 at June 30, 2024, representing an increase of $0.84 or 8.9% increase from $9.40 at June 30, 2023.

PROFITABILITY Net income was $6.2 million or $0.31 per

diluted share, an increase of $2.0 million or 48% compared to the second quarter 2023. Net interest income before provision increased

$3.1 million or 22.1% for the quarter compared to the second quarter

2023. ROAA was 1.01% in the second quarter 2024 compared

to 0.77% for the second quarter 2023. ROAE was 12.63% in the second quarter 2024 compared to 9.13% for the second quarter 2023.

CAPITAL/CREDIT The Company’s Board of Directors declared

a cash dividend of $0.05 per share of the Company’s Class A

common stock on July 22, 2024. The dividend will be paid on

September 5, 2024, to shareholders of record at the close of business on August 15, 2024. At June 30, 2024, two loans were classified as nonaccrual for a total of $758 thousand.

ACL coverage ratio was 1.19% at June 30, 2024, and 1.18% at

June 30, 2023. 3

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

$735 $1,869 2016 2017 2018 2019 2020 2021 2022 2023 Q1 Q2

2024 2024 Deposits $782 $2,057 2016 2017 2018 2019 2020 2021

2022 2023 Q1 Q2 2024 2024 Total stockholders’ equity $86 $201

2016 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 2024

2024 ACL/Total Loans 1.17% 1.19% 2016 2017 2018 2019

2020 2021 2022 2023 Q1 Q2 2024 2024 Net charge-offs ($1,019)

($2) 2016 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 2024 2024 Nonperforming

Assets/Total Assets 1.58% 0.03% 2016 2017 2018 2019

2020 2021 2022 2023 Q1 Q2 2024 2024 Net Interest Income $30

$59 2016 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 2024

2024 Efficiency ratio 94.15% 56.33% 2016 2017 2018 2019 2020

2021 2022 2023 Q1 Q2 2024 2024 PTPP ROAA 0.24% 1.45% 201

6

2017 2018 2019 2020 2021 2022 2023 Q1 Q2 2024 2024 (1)

Loan amounts include deferred fees/costs. (2) ACL was calculated under the CECL standard methodology for all periods after January 1st 2023,

and the incurred loss methodology for all periods before. (3)

Non-GAAP financial measure. See reconciliation in this presentation.

4

FINANCIAL RESULTS In thousands (except per share

data) Q2 2024 Q1 2024 Q2 2023 Balance Sheet (EOP) Total

Securities $406,050 $433,030 $439,398 Total Loans (1) $1,869,249

$1,821,196 $1,595,959 Total Assets $2,458,270 $2,489,142

$2,225,914 Total Deposits $2,056,702 $2,102,794 $1,921,301

Total Equity (2) $201,020 $195,011 $183,685 Income Statement

Net Interest Income $17,311 $15,158 $14,173 Non-Interest

Income $3,211 $2,464 $1,846 Total Revenue $20,522 $17,622

$16,019 Provision for Credit Losses $786 $410 $38 Non-Interest

Expense $11,560 $11,174 $10,452 Net Income $6,209 $4,612

$4,196 Diluted Earning Per Share (EPS) $0.31 $0.23 $0.21 Weighted

Average Diluted Shares 19,717,167 19,698,258 19,639,682 (1)

Loan amounts include deferred fees/costs. (2) Total Equity

includes accumulated comprehensive loss of $44.7 million for Q2 2024,

$45.4 million for Q1 2024, and $46.3 million for Q2 2023. 5

KEY PERFORMANCE INDICATORS Q2 2024 Q1 2024 Q2

2023 In thousands (except for TBV/share) GROWTH PROFITABILITY

CAPITAL/CREDIT Total Assets (EOP) $2,458,270 $2,489,142

$2,225,914 Total Loans (EOP) $1,869,249 $1,821,196

$1,595,959 Total Deposits (EOP) $2,056,702 $2,102,794 $1,921,301

Tangible Book Value/Share (1)(4) $10.24 $9.92 $9.40

Return On Average Assets (ROAA) (3) 1.01% 0.76% 0.77%

Return On Average Equity (ROAE) (3) 12.63% 9.61% 9.13% Net

Interest Margin (3) 2.94% 2.62% 2.73% Efficiency Ratio 56.33%

63.41% 65.25% Non-Interest Expense/Avg Assets (3)

1.88% 1.84% 1.92% Tangible Common Equity/Tangible Assets

(1) 8.18% 7.83% 8.25% Total Risk-Based Capital (2) 13.12%

12.98% 13.42% NCO/Avg Loans (3) 0.00% 0.00% 0.01%

NPA/Assets 0.03% 0.02% 0.02% Allowance Credit Losses/Loans

1.19% 1.18% 1.18% (1) Non-GAAP financial measures.

See reconciliation in this presentation. (2) Reflects the Company's regulatory capital ratios which are provided for informational purposes only;

as a small bank holding company, the Company is not

subject to regulatory capital requirements. (3) Annualized. (4)

AOCI effect on tangible book value per share was ($2.28)

for Q2 2024, ($2.31) for Q1 2024 and ($2.37) for Q2 2023. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $1,872

$1,941 $1,914 $2,049 $2,083 $277 $290 $282 $323 $316 $940

$1,011 $1,005 $1,098 $1,101 $53 $52 $50 $53 $56 $602 $588

$577 $575 $610 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Non

-interest-bearing deposits Money market and savings Interest

-bearing checking deposits Time deposits Deposit Cost +525

bps Q2'24 vs Q4'21 0.25% 5.25% 5.50% 5.50% 5.50% 5.50%

0.21% 1.99% 2.39% 2.53% 2.76% 2.64% Q4 2021 Q2 2023 Q3

2023 Q4 2023 Q1 2024 Q2 2024 Commentary Average

deposits increased $35.3 million or 6.9% annualized compared to the prior quarter and increased $211.4 million or 11.3% compared to the second quarter 2023. Average DDA deposits increased

$35.6 million or 24.9% annualized compared to prior quarter.

Average DDA balances comprised 29.3% of total average

deposits for second quarter 2024. Cost of deposits decreased

12 bps compared to prior quarter. Deposit beta of 46% since

Q4 2021. 7

Total Loans (AVG) In millions $1,569 $1,611 $1,699 $1,782

$1,828 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Loan

Yields 5.33% 5.55% 5.79% 6.01% 6.16% 0.02% 0.02% 0.00% 0.00%

0.00% 5.31% 5.53% 5.79% 6.01% 6.16% Q2 2023 Q3 2023

Q4 2023 Q1 2024 Q2 2024 Commentary Average

loans increased $47.0 million or 10.6% annualized compared to prior quarter and $259.2 million or 16.5% compared to the second quarter

2023. Loan coupon increased 15 bps compared to the prior quarter and 85 bps compared to the second quarter 2023. 8

LOAN PRODUCTION Net Loan Production Trend In millions

7.20% 8.00% 8.00% 8.16% 8.01% $67 $51 $135 $55 $150 $46 $131

$91 $155 $108 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2

2024 Loan Production/Line changes Loan Amortization/payoffs

New loans average weighted coupon Loan Composition Trend EOP

(1) In millions $948 $1,866 28% 14% 63% 56% 9% 30% Jun

-20 Jun-24 Residential real estate Commercial real estate

Commercial and industrial, Correspondent banks, and Consumer and other Commentary $155.2 million in new loan production in the second quarter 2024. Weighted average coupon on new loans was 8.01%

for second quarter 2024, 185 bps above portfolio weighted average.

Loan composition shift from real estate loans to non-CRE loans is steadily increasing, further diversifying our loan portfolio. 9

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) 2.73% 2.60% 2.65% 2.62% 2.94% $14,173 $14,022

$14,376 $15,158 $17,311 Q2 2023 Q3 2023 Q4 2023 Q1 2024

Q2 2024 Net Interest Income NIM Interest-Earning Assets

Mix (AVG) 4% 4% 2% 5% 4% 20% 21% 19% 18% 19%

76% 75% 79% 77% 77% Q2 2023 Q3 2023 Q4 2023 Q1 2024

Q2 2024 Total Loans Investment Securities Cash Balances

& Equivalents Commentary Net interest income increased

$2.2 million or 57.1% annualized compared to prior quarter and $3.1 million or 22.1% compared to the second quarter 2023. Net interest margin increased 32 bps compared to prior quarter and 21 bps compared to second quarter 2023. NIM drivers: rationalization of deposit cost, new loans at higher yields, and DDA growth. (1)

Annualized. 10

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 3% Fixed Rate 45% Variale

Rate 52% 20% 14% 66% Prime CMT SOFR Loan Repricing Schedule

Variable/Hybrid Rate Loans 32% 37% 12% 19% yrs. 1-2

yrs 2-4 yrs ?3 yrs Static NII Simulation Year 1 & 2 Year

1 year 2 $7,000 $2,000 -$3,000 -100 2.3% -100 -$8,000 -3.1% -3.1% -6.7%

5.2% +100 -$13,000 11

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.18% 1.16% 1.18% 1.18% 1.19% $18,815 $19,493 $21,084

$21,454 $22,230 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024

Allowance for credit losses ACL/Total loans Non-performing

Loans In thousands (except ratios) 0.03% 0.03% 0.03% 0.03% 0.04%

$486 $479 $468 $456 $758 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2

2024 Non-accrual loans Non-performing loans to total loans Commentary

Allowance for credit losses increased $776 thousand compared to prior quarter and $3.4 million compared to second quarter 2023.

ACL coverage ratio was at 1.19% as of June 30, 2024. One C&I loan for

$438 thousand and one residential real estate loan for $320

thousand were classified as nonaccrual as of June 30, 2024. Classified

Loans to Total Loans 0.21% 0.27% 0.53% 0.44% 0.45% Q2

2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 (1) Loans classified as substandard at period end. No loans classified doubtful at all the dates presented.

12

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real

estate CRE - Owner occupied CRE- Non-owner occupied Commercial and industrial Correspondent banks Consumer and other 11%

14% 9% 47% 13% 6% Commentary Total loan balance

at quarter end was $1,866 million (1). Commercial Real Estate (owner occupied and non-owner occupied) was 56% or $1,053 million

of the total loan portfolio(1). CRE mix is diversified and granular.

Retail non-owner occupied makes up 26% of total CRE or $274.1 million.

CRE Loan Mix Land/Construction 4% Other 3% Retail 26% Multifamily

19% CRE - Owner Occupied 16% Office 12% Warehouse

12% Hotels 8% $1,053MM As of 6/30/24 Excludes deferred

fees/cost Includes loan types: office, warehouse, retail, and other CRE

Loan Portfolio (non-owner occupied and owner occupied) Weighted

Average Loan Type LTV (1) DSCR (2) Average

Loan Size (3) Retail 58% 1.81 $2.9 Multifamily 57% 1.45 $1.6 Office

56% 1.79 $1.5 Warehouse 59% 2.37 $1.5 Hotels 54% 2.22 $5.1

Other 57% 2.05 $1.7 Land/Construction 46% NA $2.1 (1) LTV

- Loan to value ratio. (2) DSCR - Debt service coverage

ratio. (3) Balance in millions. 13

CRE OFFICE PORTFOLIO Owner Occupied Office by Business Type

In Millions as of 6/30/2024 $19.9 35% $17.9 31% $14.5 26%

$4.4 8% Medical/Dental Other Professional Other <$1MM Commentary

Total office loan portfolio (owner occupied and non-owner

occupied) had 123 notes with an average balance of $1.5 million dollars,

LTV of 56%, and DSCR of 1.79X at quarter end. The

largest business type in the office portfolio is multi-tenant with

47% of the portfolio. South Florida’s office sector outperforms the national average with a lower vacancy rate of 12% and

with a positive net absorption for three straight years as of Q1 2024.

All three major markets within South Florida were ranked in the top

10 nationally for year-over-year rent growth. (1) Office

Loan Portfolio Maturities and Repricing < 1 year 1 year to 3 years 3 years to 5 years 5 years to 10 years > 10 years 17% 27% 44% 12% 0%

CRE Office Key Metrics As of 6/30/240 Avg. Loan Size in millions

$ 1.5 NCOs / Average Loans 0.00% Delinquencies / Loans

0.00% Nonaccruals / Loans 0.00% Classified Loans / Loans

0.00% (1) Data points source: CBRE, a NYSE-listed and worldwide commercial real estate services & investment company

with clients in 100+ countries, including over 95% of the Fortune

100. Published March 2024. 14

NON-INTEREST INCOME In thousands (except ratios) Q2 2024 Q1

2024 Q4 2023 Q3 2023 Q2 2023 Total Service fees

$1,977 $1,651 $1,348 $1,329 $1,173 Wire Fees $557 $521 $518

$502 $428 Swap Fees $650 $285 $16 $97 $44 Other $770 $845

$814 $730 $701 Gain (loss) on sale of securities available

for sale 14 - (883) (955) - Gain on sale of loans held for sale 417 67 105

255 94 Other income 803 746 756 1,532 579 Total non-interest income $3,211 $2,464 $1,326 $2,161 $1,846 Average

total assets $2,479,222 $2,436,103 $2,268,811 $2,250,258 $2,183,542

Non-interest income/Average assets (1) 0.52% 0.41% 0.23%

0.38% 0.34% Commentary Service fees increased year

over year due to wire and loan swap fees. Gain on sale of SBA 7a loans represent

$417 thousand. Other Non-interest income increase predominately due to increase in treasury management fees. Non-interest income is 15.6% of total revenue for second quarter 2024 and 0.52%

to average assets, both metrics are higher than prior quarters.

(1) Annualized. 15

NON-INTEREST EXPENSE In thousands (except ratios) Q2 2024 Q1

2024 Q4 2023 Q3 2023 Q2 2023 Salaries and employee benefits

$7,353 $6,310 $6,104 $6,066 $5,882 Occupancy 1,266 1,314 1,262

1,350 1,319 Regulatory assessments and fees 476 433 412

365 452 Consulting and legal fees 263 592 642 513 386 Network and information technology services 479 507 552 481 505 Other operating expense 1,723 2,018 1,747 1,686 1,908 Total non-interest

expense $11,560 $11,174 $10,719 $10,461 $10,452 Efficiency

ratio 56.33% 63.41% 68.27% 64.64% 65.25% Average

total assets $2,479,222 $2,436,103 $2,268,811 $2,250,258 $2,183,542

Non-interest expense / Average assets (1) 1.88% 1.84%

1.87% 1.84% 1.92% Full-time equivalent employees 197 199 196

194 198 Commentary Salaries and benefits increased $1.0 million compared to the prior quarter due to sales incentives, management bonus accrual based on the Company’s performance, merit increases,

and stock-based compensation. Non-interest expense to average assets remains under 2% for all periods. (1) Annualized. 16

CAPITAL Capital Ratios O? 2024 Leverage Ratio TCE/TA

«2» Tier 1 Risk- Based Capital Total Risk- Based Capital

AOCI ln Millon* 9.03% 8.18% 11.93% 13.12% ($44.7) Q12024

Q22023 8.91% 7.83% 11.80% 12.98% ($45.4) 9.32% 8.25% 12.27%

13.42% ($46.3) 5.00% NA 8.00% 10.00% Commentary

The Company paid in June 2024 a cash dividend of $0.05 per share of the Company’s Class A common stock, the aggregate distributed amount in connection with this dividend was $1.0 million.

During the quarter, the Company repurchased 25,000 shares

of common stock at a weighted average cost per share of $12.04. Q2

2024 EOP common stock shares outstanding: 19,630,632. (1) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company,

the Company is not subject to regulatory capital requirements.

(2) Non-GAAP financial measures. See reconciliation in this presentation.

17

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with minimal

charge-offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base

with 28% non-interest-bearing deposits (EOP) 18

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) As of or For the Three Months Bided 6/30/2024 3/31/2024

12/31/2023 9/30/2023 6/30/2023 Pre-tax pre-provision ("PTPP")

income: (1) Net income S 6.209 S 4,612 S 2,721 S 3,819 S

4,196 Rus: Revision for income tax es 1.967 1,426 787 1,250

1,333 Rus: R-ovision for credit losses 786 410 1,475 653 38 PTPP income $ 8.962 $ 6.448 S 4.983 $ 5,722 $ 5,567 PTPP return on average assets: (1) PTPP income S 8.962 S 6.448 S 4.983 S 5.722

S 5,567 Average assets S 2,479.222 S 2,436.103 S 2,268.811

S 2250.258 S 2,183.542 PTPP return on average assets (2) 1.45% 1.06%

0.87% 1.01% 1.02% Operating net income: (1) Net income s

6.209 S 4.612 S 2,721 S 3,819 S 4,196 Less: Net gains (tosses)

on sale of securities 14 - (883) (955) - Less: Tax effect

on sale of securities Operating net income £ (4) 6 199 461? £ 224 3

380 £ 242 4 53? £ 4196 1 ^ — 7 ^ -7— ^ —7 ^ "7 ^ "7 — Operating

PTPP income: (1) PTPP income s 8.962 s 6.448 S 4.983 S 5.722

S 5,567 Less: Net gains (tosses) on sale of securities Operating

PTFP income 14 8.948 6.448 t (883) 5.866 t (955) 6.677 $ 5.567 Operating

PTPP return on average assets: (1) Operating PIH-»income S 8.948 S

6.448 S 5.866 S 6,677 S 5,567 Average assets S 2,479.222 S

2.436.103 S 2,268.811 S 2.250.258 S 2,183.542 Operating PI

l-P return on average assets (2) 1.45% 1.06% 1.03% 1.18% 1.02%

(1) Operating PTPP return on average assets: Operating PTPP

income S Average assets S Operating PTFP return on average

assets (2) Operating return on average assets: (1) Operating net income

S Average assets S Operating return on average assets (2) Operating return on average equity: (1) Operating net income S Average equity S Operating return on average equity (2) Operating Revenue:

(1) Net interest income S Non-interest income Less: Net gains (losses)

on sale of securities
Operating revenue S Operating Efficiency Ratio: (1) Total non-interest expense S Operating revenue S Operating efficiency ratio 8.948

S 6.448 S 5.866 S 6,677 S 5,567 2.479.222 S 2.436.103 S 2,2

68.811 S 2.250.258 S 2,183.542 1.45% 1.06% 1.03% 1.18%

1.02% 6,199 S 4,612 S 3.380 S 4,532 S 4,196 2.479.222 S 2.436.103

S 2.268.811 S 2250.258 S 2,183.542 1.01% 0.76% 0.59% 0.80% 0.77%

6,199 S 4.612 S 3.380 S 4.532 S 4.196 197,755 S 193.092 S 183.629

S 184.901 S 184.238 12.61% 9.61% 7.30% 9.72% 9.13% 17,311

S 15,158 S 14,376 S 14.022 S 14,173 3,211 2.464 1,326 2,161

1.846 14 - (883) (955) - 20.508 S 17.622 S 16.585 S 17,138

S 16.019 11,560 S 11,174 S 10,719 S 10.461 S 10.452 20,508

S 17.622 S 16,585 S 17,138 S 16.019 56.37% 63.41% 64.63% 61.04%

65.25% 1. The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings pew er of the

Company. 2. Annualized. 19

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios and share data) As of or For the Three Months Ended

6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Tangible

book value per common share (at period-end): (1) Total stockholders'

equity $ 201,020 S 195,011 S 191.968 S 182.884 S 183,685

Less: Intangible assets - - - - - Tangible stockholders' equity

$ 201,020 $ 195,011 S 191.968 S 182.884 S 183,685 Total

s hares is sued and outstanding (at period-end): Total common shares issued and outstanding 19.630,632 19.650.463 19.575.435

19.542.290 19.544.777 Tangible book value per common

share (2) $ 10.24 $ 9.92 $ 9.81 $ 9.36 $ 9.40 Operating diluted net income per common share: Operating net income Total weighted average diluted shares of common stock (1) $ 6,199 19 717 167 $

4,612 19 698 258 S 3,380 19 573 350 S 4,532 19 611 897

S 4,196 19 639 682 Operating diluted net income

per common share: S 0.31 S 0.23 S 0.17 S 1 V 1 1 y V V 1 0.23

S 021 Tangible Common Equity/Tangible Assets (1) Tangible

stockholders’ equity $ 201,020 $ 195,011 $ 191.968 $ 182.884

$ 183,685 Tangible total assets (3) $ 2.458.270 $ 2.489.142

$ 2,339,093 $ 2244.602 S 2,225,914 Tangible Common Equity/Tangible

Assets 8.18% 7.83% 821% 8.15% 825% (1) The Company believes

these non-GAAP measurements are key indicators of the ongoing earnings pow er of the Company. 2. Excludes the dilutive

effect, if any, of shares of common stock issuable upon exercise of outstanding stock options. 3. Since the Company has no intangible assets, tangible total assets is the same amount as total assets calculated under GAAP. 20

CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 21